Exhibit 21.1
INVENTRUST PROPERTIES CORP.
List of Subsidiaries

Entity	Domestic Jurisdiction
A-S 66 Beltway 8-Blackhawk, L.P.	Texas
IA (CDH II) Sub, LLC	Delaware
IA (Concord) Sub, L.L.C.	Delaware
IA (LIP) Sub, L.L.C.	Delaware
IA Arlington Riverview GP, L.L.C.	Delaware
IA Arlington Riverview Limited Partnership	Illinois
IA Arlington Riverview LP, L.L.C.	Delaware
IA Atlanta Buckhead Member, L.L.C.	Delaware
IA Atlanta Buckhead, L.L.C.	Delaware
IA Austin Scofield GP, L.L.C.	Delaware
IA Austin Scofield Limited Partnership	Illinois
IA Austin Scofield LP, L.L.C.	Delaware
IA Austin Walden Park, L.L.C.	Delaware
IA Austin West Creek, L.L.C.	Delaware
IA Baton Rouge Siegen, L.L.C.	Delaware
IA Bloomington Fields, L.L.C.	Delaware
IA Boynton Beach Congress, L.L.C.	Delaware
IA Carol Stream Heritage I, L.L.C.	Delaware
IA Carol Stream Heritage II, L.L.C.	Delaware
IA Chesapeake Commons, L.L.C.	Delaware
IA Chesapeake Crossroads, L.L.C.	Delaware
IA Chicago Lincoln II, L.L.C.	Delaware
IA Chicago Lincoln, L.L.C.	Delaware
IA Colorado Springs Cheyenne, L.L.C.	Delaware
IA Continental Cranberry Specialty Partner, L.P.	Delaware
IA Continental Morse, L.L.C.	Delaware
IA Cranberry General Partner DST	Delaware
IA Cranberry Limited Partner DST	Delaware
IA Cranberry Specialty GP DST	Delaware
IA Cranberry Specialty, L.P.	Illinois
IA Cypress Cyfair GP, L.L.C.	Delaware
IA Cypress CyFair Limited Partnership	Illinois
IA Cypress Cyfair LP, L.L.C.	Delaware
IA Dallas Prestonwood GP, L.L.C.	Delaware
IA Dallas Prestonwood Limited Partnership	Illinois
IA Dallas Prestonwood LP, L.L.C.	Delaware
IA Denver Quebec Square, L.L.C.	Delaware
IA Dothan Pavilion, L.L.C.	Delaware
IA Edmond Bryant, L.L.C.	Delaware
IA Edmond Legacy Woods, L.L.C.	Delaware
IA Erlanger Silverlake, L.L.C.	Delaware
IA Fultondale Promenade, L.L.C.	Delaware
IA Gahanna Morse, L.L.C.	Delaware
IA Garner White Oak, L.L.C.	Delaware
IA Grafton Port Washington, L.L.C.	Delaware

IA Greeley Centerplace Holding, L.L.C.	Delaware
IA Greeley Centerplace, L.L.C.	Delaware
IA Grove City Stringtown Outlot, L.L.C.	Delaware
IA Grove City Stringtown, L.L.C.	Delaware
IA Herndon Worldgate, L.L.C.	Delaware
IA Hiram Smith II, L.L.C.	Delaware
IA Hiram Smith, L.L.C.	Delaware
IA Holding TRS, Inc.	Delaware
IA Houston Antoine Outlot GP, L.L.C.	Delaware
IA Houston Antoine Outlot Limited Partnership	Illinois
IA Houston Antoine Outlot LP, L.L.C.	Delaware
IA Houston Northwest GP, L.L.C.	Delaware
IA Houston Northwest Limited Partnership	Illinois
IA Houston Northwest LP, L.L.C.	Delaware
IA Independence Hartman, L.L.C.	Delaware
IA Laquinta Pavilion, L.L.C.	Delaware
IA League City Bay Colony GP, L.L.C.	Delaware
IA League City Bay Colony Limited Partnership	Illinois
IA League City Bay Colony LP, L.L.C.	Delaware
IA League City Victory Lakes GP, L.L.C.	Delaware
IA League City Victory Lakes Limited Partnership	Illinois
IA League City Victory Lakes LP, L.L.C.	Delaware
IA Lexington Bellerive, L.L.C.	Delaware
IA Lithonia Stonecrest, L.L.C.	Delaware
IA Lodging Associates, Inc.	Delaware
IA Lodging Corporation	Delaware
IA Lodging Operations TRS, Inc.	Delaware
IA MAC Corporation	Delaware
IA Marion Legacy, L.L.C.	Delaware
IA Matthews Sycamore, L.L.C.	Delaware
IA Mckinney Towne Crossing GP, L.L.C.	Delaware
IA McKinney Towne Crossing Limited Partnership	Illinois
IA Mckinney Towne Crossing LP, L.L.C.	Delaware
IA Mckinney Towne Crossing Outlots GP, L.L.C.	Delaware
IA Mckinney Towne Crossing Outlots Limited Partnership	Illinois
IA Mckinney Towne Crossing Outlots LP, L.L.C.	Delaware
IA Midwest City Legacy Corner, L.L.C.	Delaware
IA Missouri City Riverstone GP, L.L.C.	Delaware
IA Missouri City Riverstone Limited Partnership	Illinois
IA Missouri City Riverstone LP, L.L.C.	Delaware
IA Monroe Poplin, L.L.C.	Delaware
IA Morse Member, L.L.C.	Delaware
IA Newnan Coweta, L.L.C.	Delaware
IA Newnan Thomas, L.L.C.	Delaware
IA Ocoee Plantation Grove, L.L.C.	Delaware
IA Oklahoma City Penn, L.L.C.	Delaware
IA Oklahoma City Rockwell, L.L.C.	Delaware
IA Orlando Suncrest Village, L.L.C.	Delaware
IA Port Charlotte Peachland, L.L.C.	Delaware
IA Raleigh Bent Tree, L.L.C.	Delaware

IA Richardson Custer Creek GP, L.L.C.	Delaware
IA Richardson Custer Creek Limited Partnership	Illinois
IA Richardson Custer Creek LP, L.L.C.	Delaware
IA Round Rock University Oaks GP, L.L.C.	Delaware
IA Round Rock University Oaks Limited Partnership	Illinois
IA Round Rock University Oaks LP, L.L.C.	Delaware
IA Sacramento Development VP, L.L.C.	Delaware
IA Sacramento Holdings, L.L.C.	Delaware
IA Sacramento Rail, L.L.C.	Delaware
IA Salem-Concord Holdings, L.L.C.	Delaware
IA San Antonio Stone Ridge, L.L.C.	Delaware
IA San Antonio Westover Outlot, L.L.C.	Delaware
IA San Antonio Westover, L.L.C.	Delaware
IA San Antonio Woodlake GP, L.L.C.	Delaware
IA San Antonio Woodlake Limited Partnership	Illinois
IA San Antonio Woodlake LP, L.L.C.	Delaware
IA San Pedro Garden, L.L.C.	Delaware
IA Sarasota Tamiami, L.L.C.	Delaware
IA Select Lodging TRS Holding, Inc.	Delaware
IA Select Lodging, LLC	Delaware
IA Sherman Town Center II GP, L.L.C.	Delaware
IA Sherman Town Center II Limited Partnership	Illinois
IA Sherman Town Center II LP, L.L.C.	Delaware
IA South Frisco Village, L.L.C.	Delaware
IA Sparks Crossing, L.L.C.	Delaware
IA St. Petersburg Gateway, L.L.C.	Delaware
IA Tucker Hugh Howell, L.L.C.	Delaware
IA Tulsa 71st II, L.L.C.	Delaware
IA Tulsa 71st, L.L.C.	Delaware
IA Urban Hotels, Inc.	Delaware
IA Westlake GP, L.L.C.	Delaware
IA Westlake Limited Partnership	Illinois
IA Westlake LP, L.L.C.	Delaware
IA Wildomar Bear Creek, L.L.C.	Delaware
IA Woodstock Rose Creek, L.L.C.	Delaware
IA Wylie Woodbridge LP, L.L.C.	Delaware
IAGM REIT I, LLC	Delaware
IAGM Retail Fund I Member, L.L.C.	Delaware
IAGM Retail Fund I,L.L.C.	Delaware
Intech Retail Associates One, LLC	Indiana
InvenTrust Properties Corp.	Maryland
InvenTrust Property Management, LLC	Delaware
IVT Acquisitions Corp.	Delaware
IVT Campus Marketplace San Marcos, LLC	Delaware
IVT Cary Park Town Center, LLC	Delaware
IVT Commons at University Place Durham, LLC	Delaware
IVT Creedmoor Raleigh, L.L.C.	Delaware
IVT Highlands at Flower Mound GP, LLC	Delaware
IVT Highlands at Flower Mound LP, LLC	Delaware
IVT Highlands at Flower Mound, LP	Illinois

IVT Kennesaw Marketplace, LLC	Delaware
IVT Kyle Marketplace, LLC	Delaware
IVT Northcross Center Huntersville, LLC	Delaware
IVT Old Grove Marketplace Oceanside, LLC	Delaware
IVT OP GP, LLC	Delaware
IVT OP Limited Partnership	Delaware
IVT Paraiso Parc Pembroke Pines, LLC	Delaware
IVT Parke Cedar Park, LLC	Delaware
IVT PGA Plaza Palm Beach Gardens, LLC	Delaware
IVT Plaza Midtown Atlanta, LLC	Delaware
IVT Port Charlotte Peachland, LLC	Delaware
IVT Price Plaza Katy, LLC	Delaware
IVT Renaissance Center Durham I, LLC	Delaware
IVT Renaissance Center Durham II, LLC	Delaware
IVT Retail TRS, Inc.	Delaware
IVT Rio Pinar Plaza Orlando, LLC	Delaware
IVT River Oaks Valencia, LLC	Delaware
IVT Riverwalk Market Flower Mound, LLC	Delaware
IVT San Marcos Campus, L.L.C.	Delaware
IVT Sandy Plains Centre Marietta, LLC	Delaware
IVT Shops at Galleria Bee Cave LLC	Delaware
IVT Shops at MacArthur Hills Dallas Lender, LLC	Delaware
IVT Shops at MacArthur Hills Dallas, LLC	Delaware
IVT Shops at Town Center Germantown, LLC	Delaware
IVT Sonterra Village San Antonio, LLC	Delaware
IVT Stevenson Ranch Plaza, LLC	Delaware
IVT Walnut Creek Westminster, LLC	Delaware
IVT Westfork Plaza Pembroke Pines, LLC	Delaware
IVT Westpark Glen Allen, LLC	Delaware
IVT Windward Commons Alpharetta, LLC	Delaware
Lincoln Mall Condominium Association, Inc.	Rhode Island
LIP Holdings, LLC	Delaware
Mainline Holdings, Inc.	Delaware
Marsh Landing Hotel Associates, LLC	Delaware
MB Cypress Cyfair GP, L.L.C.	Delaware
MB Cypress Cyfair Limited Partnership	Illinois
MB Cypress Cyfair LP, L.L.C.	Delaware
MB Houston Antoine GP, L.L.C.	Delaware
MB Houston Antoine Limited Partnership	Illinois
MB Houston Antoine LP, L.L.C.	Delaware
MB Houston Blackhawk GP, L.L.C.	Delaware
MB Houston Blackhawk LP, L.L.C.	Delaware
MB Houston Eldridge GP, L.L.C.	Delaware
MB Houston Eldridge Limited Partnership	Illinois
MB Houston Eldridge LP, L.L.C.	Delaware
MB Houston Eldridge Town Center GP, L.L.C.	Delaware
MB Houston Eldridge Town Center Limited Partnership	Illinois
MB Houston Eldridge Town Center LP, L.L.C.	Delaware
MB Houston Windemere GP, L.L.C.	Delaware
MB Houston Windemere Limited Partnership	Illinois

MB Houston Windemere LP, L.L.C.	Delaware
MB League City Bay Colony GP, L.L.C.	Delaware
MB League City Bay Colony Limited Partnership	Illinois
MB League City Bay Colony LP, L.L.C.	Delaware
MB San Antonio Brooks GP, L.L.C.	Delaware
MB San Antonio Brooks Limited Partnership	Illinois
MB San Antonio Brooks LP, L.L.C.	Delaware
MB Sherman Town Center GP, L.L.C.	Delaware
MB Sherman Town Center Limited Partnership	Illinois
MB Sherman Town Center LP, L.L.C.	Delaware
MB Sioux City Lakeport, L.L.C.	Delaware
MB Spring Stables GP, L.L.C.	Delaware
MB Spring Stables Limited Partnership	Illinois
MB Spring Stables LP, L.L.C.	Delaware
MB Tomball Town Center GP, L.L.C.	Delaware
MB Tomball Town Center Limited Partnership	Illinois
MB Tomball Town Center LP, L.L.C.	Delaware
New Forest Crossing Property Owners Association	Texas
Rose Creek Office Condominium Association, Inc.	Georgia
Woodbridge Crossing GP, L.L.C.	Delaware
Woodbridge Crossing, L.P.	Delaware